EXHIBIT 10.1

General Subscription Agreement
Securities Issued Without Offering Memorandum
Reg S

CHILCO RIVER HOLDINGS INC.

Subscription Booklet

GENERAL INSTRUCTIONS

(1) A prospective subscriber must complete all applicable portions of, and sign two copies of this Subscription Agreement in order to purchase _____________ Common Shares, of Chilco River Holdings Inc. (the “Company”), all on the terms and conditions of which are incorporated herein.

(2)	A prospective subscriber should carefully review the Subscription Agreement.

(3)	The Subscription Agreement is divided into the following sections:

	(I)	General provisions Applicable to All Subscribers;

	(II)	Provisions Pertaining to Securities Offered Pursuant to Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder (other than Rule 504 thereof);

	(III)	Provisions Pertaining to Securities Offered Pursuant to Rule 504 of Regulation D;

	(IV)	Provisions Pertaining to Securities Offered Pursuant to Regulation S as promulgated pursuant to the United States Securities Act of 1933, as amended (the "Securities Act");

	(V)	Provisions Relating to Residents of Canada;

	(VI)	Provisions relating to Residents of Jurisdictions other than the United States or Canada;

	(VII)	Assurances; and

	(VIII)	Signatures and Amount of Subscriptions.

     Each Section applicable to the Prospective Subscriber has been marked by [X] in the box immediately preceding the section heading.

(4)     The completed Subscription Agreement along with the payment for the securities subscribed for should be returned to the Company c/o President. A countersigned copy of the Subscription Agreement will be returned to the prospective subscriber upon acceptance thereof by the Company.

          THE COMPANY WILL NOT ACCEPT ANY SUBSCRIPTION THAT IS NOT FULLY AND ACCURATELY COMPLETED AND SIGNED.

CHILCO RIVER HOLDINGS INC.
SUBSCRIPTION AGREEMENT

CHILCO RIVER HOLDINGS INC.
420 - 625 HOWE STREET
VANCOUVER BC V6C 2T6
Vancouver, British Columbia
V6C 2T6

Ladies and Gentlemen:

[X]	GENERAL PROVISIONS APPLICABLE TO ALL SUBSCRIBERS.

          1. Subscription.

          General. The undersigned (the "Subscriber"), intending to be legally bound, hereby subscribes for and agrees to purchase the aggregate number of shares of Common Stock, ("Shares"), of Chilco River Holdings Inc., a Nevada corporation (the "Company"), at a price of US$0.92 per Share, indicated on the signature page hereof, on the terms and conditions described herein. The Subscriber herewith delivers to the Company the consideration ("Purchase Price") required to purchase the Shares subscribed for hereunder by delivery to the Company of a certified or official bank check payable to the Company. The Offering is not subject to any minimum subscription level, and therefore, any funds invested are available to the Company and will not be refunded to the subscriber if the maximum number of Shares is not sold.

          2. Subscriber Representations, Warranties and Covenants. The Subscriber hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

          (a) the Subscriber is acquiring the Shares for his own account as principal, for investment purposes only, and not with a view to, or for, resale or distribution of all or any part of the Shares, and no other person has a direct or indirect beneficial interest in such Shares;

          (b) the Subscriber acknowledges his understanding that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Act"), by virtue of (i) Section 4(2) of the Act and/or the provisions of Rule 506 of Regulation D ("Regulation D") promulgated thereunder, (ii) the provisions of Regulation S ("Regulation S") promulgated under the Act, or (iii) Rule 504 of Regulation D; and, in furtherance thereof, the Subscriber represents and warrants to and agrees with the Company that the Subscribed has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment in the Shares;

          (c) the Subscriber:

                    (i) further understands that any documents provided to the Subscriber may not include all of the financial and other information which would be disclosed in a registration statement filed with the Securities and Exchange Commission (the "Commission") pursuant to Section 5 of the Act, (e.g., Form S-1, Form S-4 or Form SB-2) or an offering statement filed with the Commission pursuant to Regulation A (Form 1-A).

                    (ii) has been given the opportunity to ask questions of, and receive answers from the Company's concerning the terms and conditions of the Offering of the Shares, and has been given the opportunity to obtain such additional information necessary to satisfy himself as to the accuracy of the information contained herein or that which was otherwise provided in order for him to evaluate the merits and risks of investment in the Shares to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense and such information has not been furnished with any other offering literature except as mentioned herein.

                    (iii) has not relied on any oral representation, warranty or information in connection with the offering of the Shares by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company.

                    (iv) has determined that the Shares are a suitable investment for him and that he/she can bear a complete loss of his/her investment therein; and

                    (v) has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of his investment in the Shares;

          (d) if the Subscriber is a partnership, corporation, trust, qualified plan or other entity, it is authorized and qualified to become a holder of Shares, and the person signing this Subscription Agreement on behalf of such entity has been duly authorized to do so;

          (e) any information which the Subscriber has heretofore furnished and herewith furnishes to the Company with respect to his financial position and business experience, is correct and complete as of the date of this Subscription Agreement and if there should be any material change in such information prior to issuance to him of Shares, he will immediately furnish such revised or corrected information to the Company;

          (f) the foregoing acknowledgements, representations, warranties and agreements shall survive the closing at which the Shares are issued;

          (g) the Subscriber acknowledges that he has not purchased the Shares as a result of any general solicitation or general advertising; and

          (h) the Subscriber's overall commitment to investments which are not readily marketable is not disproportionate to his net worth, and his prospective investment in the Company will not cause such overall commitment to become excessive.

          3. Subscriber Awareness. The Subscriber acknowledges that:

          (a) no United States federal or state agency or federal or provincial agency has passed upon the Shares or made any finding or determination as to the fairness of this investment; nor any such agency passed on the accuracy or determined the adequacy of this document. Any representation to the contrary may be a criminal offense;

          (b) there is no established market for the Shares and no assurance has been given that any resale public market for the Shares will develop;

          (c) the Shares may not be transferred, sold or otherwise disposed of, except as may be permitted under the Act and applicable state securities laws pursuant to registration or exemption therefrom; and accordingly, the Subscriber may be required to bear the financial risks of an investment in the Shares for an indefinite period of time;

          (d) the Subscriber acknowledges and understands that any information provided about the Company's future plans and prospects is uncertain and subject to all of the uncertainties inherent in future predictions.

          4. Subscriber Information.

Name:

Address:

(Number and Street)

(City)	(State/Province)	(Country)	(Zip or Postal Code)

Address for Correspondence (if different):

(Number and Street)

(City)	(State/Province)	(Country)	(Zip or Postal Code)

Telephone Number:

	(Area Code)	(Number)

Social Security or Tax Identification Number: _______________________________

          (b) If not a Natural Person

If not a Natural Person, State in which Formed:

If not a Natural Person, Form of Organization:

If not a Natural Person, Date of Formation:

Social Security Number or Tax Identification Number:

Please provide names and titles of all persons providing the information set forth herein.

Name(s):

Title(s):

          5. Indemnity. The Subscriber agrees to indemnify and hold harmless the Company and each other person, if any, who controls the Company, within the meaning of Section 15 of the Act against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to any of the foregoing in connection with this transaction.

          6. Miscellaneous.

          (a) All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, impersonal, singular or plural, as the identity of the person or persons may require.

          (b) This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the United States, as such laws are applied by United States courts to agreements entered into and to be performed in United States by and between residents of United States, and shall be binding upon the Subscriber, the Subscriber's heirs, estate, legal representatives, successors and assigns and shall insure to the benefit of the Company, its successors and assigns. If any provision of this Subscription Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

          (c) This Subscription Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties hereto.

          (d) Except as set forth herein, neither this Subscription Agreement nor any provision hereof shall be waived, modified, changed, discharged, terminated, revoked or canceled except by an instrument in writing signed by the party effecting the same against whom any change, discharge or termination is sought.

          (e) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed: (i) to the Company, at 420 - 625 HOWE STREET VANCOUVER BC V6C 2T6 Attention: President; or (ii) if to the Subscriber, at the address for correspondence set forth in the Questionnaire, or at such other address as may have been specified by written notice given in accordance with this paragraph 6.

          (f) Failure of the Company to exercise any right or remedy under this Subscription Agreement or any other agreement between the Company and the Subscriber, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

          (g) Subscribers are not to construe the contents of any subsequent communication from the Company as legal, investment, or business advice. Each prospective Subscriber is to consult his own counsel or purchaser representative as to legal, investment, and related matters concerning his investment.

          (h) The Offering may be withdrawn at any time prior to the issuance of Shares to prospective Subscribers. Further, in connection with the offer and sale of the Shares, the Company reserves the right, in its sole discretion, to reject any subscription in whole or in part or to allot to any prospective subscriber fewer than the Shares applied for by such subscriber. The Shares are offered by the Company subject to prior sale, acceptance of an offer to purchase, withdrawal, cancellation or modification of the offer, without notice.

          (i) This Subscription Agreement does not constitutes an offer to sell or a solicitation of any offer to buy any securities offered hereby by anyone in any jurisdiction in which such offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make such offer or solicitation. No sale made hereunder shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since the date thereof or that the information contained herein is correct as of any date subsequent to the date thereof.

          (j) If the Subscriber is a resident of the United States, the Subscriber acknowledges that the offer and sale of the Shares pursuant to this Subscription Agreement has been made in accordance with and subject to the requirements of the applicable state law exemptions.

          (k) The Subscriber certifies, under penalty of perjury, that the Subscriber is not subject to the backup withholding provisions of the Internal Revenue Code of 1986, as amended. (Note: The Subscriber is subject to backup withholding if: (i) the Subscriber fails to furnish its

Social Security Number or Taxpayer Identification Number herein; (ii) the Internal Revenue Service notifies the Company that the Subscriber furnished an incorrect Social Security Number or Taxpayer Identification Number; (iii) the Subscriber is notified that it is subject to backup withholding; or (iv) the Subscriber fails to certify that it is not subject to backup withholding or the Subscriber fails to certify the Subscriber's Social Security Number or Taxpayer Identification Number).

[ ]	II.	PROVISIONS RELATING TO SECTION 4(2) OF THE ACT AND RULE 506 OF REGULATION D.

          1. Subscriber Suitability Standards.

                    (a) Accredited Subscriber Status.

          The Subscriber has to initial those representations applicable to him.

(1)	FOR INDIVIDUAL SUBSCRIBERS:

a.
The Subscriber represents that he has an individual net worth, or together with his spouse a combined net worth in excess of $1,000,000. For purposes of this representation, "net worth" means the excess of total assets at fair market value, including home* , home furnishings and automobiles, over total liabilities.

b.
The Subscriber represents that he had an individual income of more than $200,000 in each of the last two calendar years or joint income with his spouse in excess of $300,000 in each of those years and reasonably expects to reach the same income level in the current calendar year.

(2)	FOR CORPORATIONS OR PARTNERSHIPS:

	a.	The Subscriber represents that it is a corporation, Massachusetts or similar business trust, or partnership with total assets in excess of $5,000,000.

b.
The Subscriber represents that all of its equity owners meet the standard set out in Statement A(1) above ($1,000,000 net worth) or Statement A(2) above ($200,000 individual income or $300,000 joint income). For purposes of this representation, "net worth" means the excess of total tangible assets at current value less total liabilities. Please list below the

          *Except as otherwise provided in this Subscription Agreement, for purposes of determining "net worth," the principal residence owned by an individual must be valued either at (A) cost, including the cost of improvements, net of current encumbrances upon the property, or (B) the appraised value of the property as determined upon a written appraisal used by an institutional lender making a loan to the individual secured by the property, including the cost of subsequent improvements, net of current encumbrances upon the property. "Institutional lender" means a bank, savings and loan company, industrial loan company, credit union or personal property broker or a company whose principal business is as a lender upon loans secured by real property and that has such loans receivable in the amount of $2,000,000 or more.

names of all equity owners of Subscriber. EACH SUCH EQUITY OWNER MUST COMPLETE APPENDIX A TO THIS SUBSCRIPTION AGREEMENT.

Name of All Equity Owners

(3)	FOR TRUSTS OTHER THAN EMPLOYEE BENEFIT TRUSTS:

a.
The Subscriber represents that it has total assets in excess of $5,000,000 and that the investment in Partnership is being directed by a sophisticated person as defined below. For purposes of this representations, a "sophisticated person" means a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment in the Partnership.

b.
The Subscriber represents that it is (a) a bank as defined in Section 3(a)(2) of the Act, (b) acting in its fiduciary capacity as trustee, (c) subscribing for the purchase of the securities being offered on behalf of a trust.

c.
The Subscriber represents that it is a revocable trust that may be amended or revoked at any time by its grantors and that all of its grantors meet the standard set out in Statement A.(1) above ($1,000,000 net worth) or Statement A.(2) above $200,000 individual income or $300,000 joint income). Please list below the names of all grantors. EACH SUCH GRANTOR MUST COMPLETE APPENDIX A TO THIS SUBSCRIPTION AGREEMENT.

Name of Grantors

(4)	FOR EMPLOYMENT BENEFIT PLANS OR STATE PLANS:

a.
The Subscriber represents that it is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), with respect to which the decision to invest in the Partnership was made by a plan fiduciary as defined in Section 3(21) of ERISA that is a bank, savings and loan association, insurance company or investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

b.	The Subscriber represents that it has total assets in excess of $5,000,000.

c.
The Subscriber represents that it is a self-directed plan with respect to which the decision to invest in the Partnership was made solely by persons who are "accredited investors" within the meaning of Regulation D under the 1933 Act.

d.
The Subscriber represents that it is a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and that it has total assets in excess of $5,000,000.

(5)	FOR CHARITABLE ORGANIZATIONS:

The Subscriber represents that it is an organization described in Section 501(c)(3) of the Code with total assets in excess of $5,000,000.

(6)	OTHER ACCREDITED SUBSCRIBERS:

	a.	The Subscriber represents that it is a bank as defined in Section 3(a)(2) of the Act whether acting in its individual or fiduciary capacity.

	b.	The Subscriber represents that it is a savings and loan association or other institution specified in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity.

	c.	The Subscriber represents that it is a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

	d.	The Subscriber represents that it is an insurance company as defined in Section 2(13) of the Act.

	e.	The Subscriber represents that it is an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

	f.	The Subscriber represents that it is a business development company as defined in Section 2(a)(48) of the 1940 Act.

g.
The Subscriber represents that it is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (3) of the Small Business Investment Act of 1958, as amended.

	h.	The Subscriber represents that it is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act.

(B)	FOR NON-ACCREDITED SUBSCRIBERS

          If the Subscriber has not initialed any category in Section A(1) through (A) 6 above, the Subscriber represents that (i) his net worth is at least three (3) times his proposed investment, (ii) his annual income has exceed $50,000 in each of the last two calendar years; and (iii) either alone or together with his advisors is capable of evaluating the risks and merits of an investment in the Shares.

          2. Investment Intent. The Subscriber is purchasing the Shares for his own account for investment purposes and not with a view toward further distribution thereof.

          3. Restrictions on Transfer. The Shares have not been registered under the Act and are being offered pursuant to exemptions from the registration requirements of the Act afforded by Section 4(2) thereof and Rule 506 of Regulation D. Accordingly, the Shares may not be transferred, resold or otherwise disposed of except as permitted under the Securities Act and applicable state securities laws pursuant to registration or exemption therefrom. Purchasers should be aware that they will be required to bear the financial risks of the investment for an indefinite period of time.

          4. Legends. The Subscriber consents to (i) the placing of a legend substantially in the form set forth below on the certificate representing the Shares stating that the Shares have not been registered and setting forth the restrictions on transfer contemplated hereby and (ii) the placing of a stop transfer order on the books of the Corporation and with any transfer agents against the Shares.

          A legend shall be placed on certificates representing the Shares substantially in the form set forth below:

THE SHARES EVIDENCED HEREBY HAVE NOT BEE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS. NEITHER THE SHARES NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE OFFERED FOR SALE, SOLD OR OTHERWISE ASSIGNED OR TRANSFERRED, DIRECTLY OR INDIRECTLY, NOR MAY THE SHARES BE TRANSFERRED ON THE BOOKS OF THE CORPORATION, IN THE ABSENCE OF SUCH REGISTRATION WITHOUT AN OPINION OF SHAREHOLDER'S COUNSEL, IN FORM ACCEPTABLE TO THE CORPORATION, THAT SUCH TRANSACTION IS EXEMPT FROM OR NOT SUBJECT TO REGISTRATION.

[ ]	III.	PROVISIONS RELATING TO RULE 504.

          The Subscriber acknowledges that the Shares are being offered in reliance on the provisions of Rule 504 of Regulation D, and hence, will not be subject to the limitations on resale set forth in Rule 502(c) of Regulation D. However, the Shares may only be resold in those states and other jurisdictions in which an exemption for resale exists. Certificates representing the Shares may bear a legend to that effect. Presently no such exemptions are available. Hence, a prospective investor should be able to hold the Shares indefinitely. No assurance can be given that such exemptions will be available. Prior to this offering there has been no or limited trading market for the Common Stock and no assurance can be given that an active public market will develop upon consummation of the Offering. If Rule 504 were not applicable to the Offering, the Shares, in fact would be subject to the limitations on resale otherwise set forth in Regulation D. The Shares cannot be resold or transferred in Canada without compliance with applicable Canadian Securities laws.

[ ]	IV.	PROVISIONS PERTAINING TO REGULATION S.

          If the Subscriber is acquiring Securities pursuant to the terms of Regulation S, the Subscriber further represents, warrants and covenants that:

          (1) the Subscriber is not a "U.S. person" as that term is defined in Rule 902(o) of Regulation S;

          (2) the Subscriber is not, and on the Closing Date will not be, an affiliate of the Company;

          (3) at the execution of this Subscription Agreement, the Subscriber was outside the United States and no offer to purchase the Shares was made to the Subscriber in the United States;

          (4) the Subscriber agrees that all offers and sales of the Securities shall be made in compliance with any applicable securities laws of any applicable jurisdiction and, particularly, in accordance with Rule 903 and 904, as applicable, of Regulation S or pursuant to registration of the Securities under the Securities Act or pursuant to an exemption from registration. In any case, none of the Securities have been and will be offered or sold by Subscriber to, or for the account or benefit of a U.S. Person or within the United States until after the end of a one year period commencing on the date of the Offering (the "Restricted Period"), as certified by the Company to the Subscriber and, thereafter only pursuant to an effective registration statement as to the Securities or an applicable exemption therefrom;

          (5) the Subscriber is not a distributor or dealer;

          (6) the transactions contemplated hereby (a) have not been and will not be prearranged by the Subscriber with a purchaser located in the United States or a purchaser which is a U.S. Person, and (b) are not and will not be part of a plan or scheme by the Subscriber to evade the registration provisions of the Act;

          (7) the Subscriber shall take all reasonable steps to ensure compliance with Regulation S;

          (8) none of the Subscriber, his affiliates or persons acting on their behalf have conducted and shall not conduct any "directed selling efforts" as that term is defined in Rule

902(b) of Regulation S; nor has the Subscriber, its affiliates or persons acting on their behalf have conducted any general solicitation relating to the offer and sale of any of the Securities in the United States or elsewhere;

          (9) the Subscriber will not engage in any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Securities;

          (10) Neither the Subscriber nor any of his affiliates will directly or indirectly maintain any short position, purchase or sell put or call options or otherwise engage in any hedging activities in any of the Securities or any other securities of the Company until after the end of the Restricted Period; and

          (11) The Subscriber acknowledges that the certificates representing the Shares shall bear a legend substantially as follows:

THE SECURITIES REPRESENTED BY THIS SHARE CERTIFICATE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER OR APPLICABLE CANADIAN SECURITIES LAWS INCLUDING THE SECURITIES ACT (BRITISH COLUMBIA) (COLLECTIVELY, THE "CANADIAN SECURITIES LAW"), AND MAY NOT BE OFFERED OR SOLD DIRECTLY OR INDIRECTLY (A) WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS (AS DEFINED IN REGULATION S) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER, OR AN EXEMPTION FROM, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (B) IN CANADA OR TO RESIDENTS OF CANADA EXCEPT PURSUANT TO PROSPECTUS EXEMPTIONS UNDER THE APPLICABLE CANADIAN SECURITIES LAWS.

[ ]	V.	PROVISIONS RELATED TO RESIDENTS OF CANADA.

          If the Subscriber is a resident of Canada, the Subscriber represents and warrants to the Company that:

(a)	the Subscriber is purchasing the Shares as principal for its own account, and not for the benefit of any other person;

(b)
the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been given to authorize execution of this Subscription Agreement on behalf of the Subscriber;

(c)
the Subscriber is purchasing Shares under the private issuer or private company exemption from the prospectus requirements available under the applicable Securities Act of jurisdiction of the Subscriber's residency (the "Jurisdiction") and accordingly acknowledges that the Shares may be subject to an indefinite hold period in the Jurisdiction;

(d)	the Subscriber is aware that the Company, at the time of this Subscription, is a private company or private issuer within the meaning of the applicable Securities Act of the Subscriber's Jurisdiction;

(e)
the Subscriber is aware that the Company is not a reporting issuer in any of the provinces of Canada and accordingly, the Shares may be subject to resale restrictions including an indefinite hold period in such provinces and that if no further statutory exemption from the prospectus and registration requirements of the applicable legislation may be relied upon or if no discretionary order or ruling is obtained, the Shares will remain subject to restrictions on resale in such provinces for an indefinite period of time which may never expire; and

(f)
the Subscriber acknowledges that because this subscription is being made pursuant to the exemption from the prospectus and registration requirements under the applicable securities laws (the "Exemption"):

	(i)	the Subscriber is restricted from using certain of the civil remedies available under the applicable securities laws;

	(ii)	the Subscriber may not receive information that might otherwise be required to be provided to the Subscriber under the applicable securities laws if the Exemptions were not being used;

	(iii)	the Company is relieved from certain obligations that would otherwise apply under the applicable securities laws if the Exemptions were not being used; and

	(iv)	the Company is not obligated to become a "reporting issuer" (as that terms is defined under the applicable Securities Act) in the Jurisdiction.

[ ]	VI.	PROVISIONS RELATING TO RESIDENTS OF JURISDICTIONS OTHER THAN UNITED STATES OR CANADA.

          If the prospective Subscriber is a resident of a jurisdiction (the "International Jurisdiction") other than the United States of America, or one of its possessions or territories such Subscriber will be required to represent that:

(a)	he is a resident of the International Jurisdiction;

(b)	he is knowledgeable of, or has been independently advised as to, the applicable securities laws of the International Jurisdiction, if any, which would apply to this subscription;

(c)
he is purchasing the Shares pursuant to exemptions from the prospectus and/or registration requirements under the applicable securities laws of that International Jurisdiction; or, if such is not applicable, the investor is permitted to purchase the Shares under the applicable securities laws of the International Jurisdiction without the need to rely on exemptions;

(d)	the applicable securities laws do not require the Company to make any filings or seek any approvals of any kind whatsoever from any regulatory authority in the International Jurisdiction; and

(e)
the investor will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (iii) and (iv) above to the satisfaction of the Company, acting reasonably.

[X]	VII.	ASSURANCES.

          1. The Subscriber;

(1)
acknowledges and agrees that the Company may in the near future, if necessary, alter its Articles and/or By-laws so as to remove any restrictions therein pertaining to the resale of its shares, limitations as to the maximum number of the Company’s shareholders and the Company’s ability to sell its shares to the public (the “Alteration”) ; and

(2)	irrevocably agrees to vote in favor of any shareholder resolutions called for by the Company for approval of the Alteration.

          2. The Subscriber hereby irrevocably appoints the President of the Company, or failing him the Secretary of the Company, in office from time to time, as attorney in fact for the Subscriber and authorizes him as such to make and sign on the Subscriber’s behalf and to deliver:

(1)
any and all shareholder resolutions which such Attorney sees fit in his absolute discretion to give on behalf of the Subscriber as called for by the Company at duly constituted shareholder’s meeting to approve the Alteration and the

Subscriber hereby appoints such Attorney hereunder as his proxy holder to vote the Subscriber’s Shares at such meetings on behalf of the Subscriber, and hereby authorizes and directs such Attorney to vote in favor of the Alteration;

	(2)	waivers of any notice requirements with respect to the calling of meetings of the Shareholders; and

	(3)	any and all documents, consents and materials necessary to be signed and delivered by the Subscriber to give full effect to the Alteration.

[X]	VIII.	SIGNATURES AND AMOUNT OF SUBSCRIPTION.

          The Subscriber hereby subscribes for __________ Shares at a price of US$0.92 per Share or US$ ___________ in the aggregate. Accordingly, the Subscriber has enclosed herewith a check in the amount of US$ __________ representing the total purchase price for the subscribed for Shares.

          In Witness Whereof, the Subscriber has executed this Subscription Agreement on this ______th day of _______________ , 2005

Name of Subscriber (Please type or Print)

Signature

Title:

Please print or type name and title of duly authorized signatory of a corporate, partnership or other subscriber that is not a natural person.

Accepted this ________day of ________________, 2005

CHILCO RIVER HOLDINGS INC.

By:
__________________________________
(Signature of duly authorized signatory)

APPENDIX "A"
To the Subscription Agreement

CHILCO RIVER HOLDINGS INC.
420 -625 Howe Street
Vancouver British Columbia
V6C 2T6

Dear Sir:

          Please be advised that the Subscriber is a shareholder, partner, or grantor in (name of purchasing entity), a corporation/partnership/trust (circle applicable status). The Subscriber is aware that, for purchase of Shares offered by Chilco River Holdings Inc. (the "Company"), certain corporations, partnerships, trusts or other entities may qualify to purchase Shares, as an "Accredited Investor" as defined in Regulation D as promulgated by the Securities and Exchange Commission if all of their equity owners are Accredited Investors.

          The Subscriber certifies that the following information is complete and accurate and furnished with knowledge that it will be relied upon by the Partnership and by the Company.

IF THE SUBSCRIBER MEETS EITHER OF THE FOLLOWING TESTS, HE SHOULD INITIAL THE APPROPRIATE SPACE BELOW.

1.
I certify that I have an individual net worth, or my spouse and I have a combined net worth, in excess of $1,000,000. For purposes of this Subscription Agreement, "net worth" means the excess of total assets at fair market value, including home*, furnishings and automobiles, over total liabilities.

2.
I certify that I had an individual income of more than $200,000 in each of the last two calendar years or joint income with my spouse in excess of $300,000 in each of those years and I reasonably expect to reach the same income level in the current calendar year.

Dated: _____________, 2005

*Notwithstanding anything to the contrary in this Subscription Agreement, for purposes of determining "net worth," the principal residence owned by an individual will be valued either at (A) cost, including the cost of improvements, net of current encumbrances upon the property, or (B) the appraised value of the property as determined upon a written appraisal used by an institutional lender making a loan to the individual secured by the property, including the cost of subsequent improvements, net of current encumbrances upon the property. "Institutional lender" means a bank, savings and loan company, industrial loan company, credit union or personal property broker or a company whose principal business is as a lender upon loans secured by real property and that has such loans receivable in the amount of $2,000,000 or more.